                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ Robert J. Dineen
                                          --------------------------------------
                                            Robert J. Dineen

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ Edward A. Gilhuly
                                          --------------------------------------

                                            Edward A. Gilhuly

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ James H. Greene, Jr.
                                          --------------------------------------

                                            James H. Greene, Jr.

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ Henry R. Kravis
                                          --------------------------------------

                                            Henry R. Kravis

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ Robert J. Lanigan
                                          --------------------------------------

                                            Robert J. Lanigan

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          Robert I. MacDonnell
                                          --------------------------------------

                                            Robert I. MacDonnell

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ John J. McMackin, Jr.
                                          --------------------------------------

                                            John J. McMackin, Jr.

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ Michael W. Michelson
                                          --------------------------------------

                                            Michael W. Michelson

                               POWER OF ATTORNEY

    The undersigned does hereby constitute and appoint Thomas L. Young and Lee
A. Wesselmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act for him in his name, place and stead, whether acting individually or together, to sign a Registration Statement on Form S-3 and any amendments or post-effective amendments thereto, and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.

                                          /s/ George R. Roberts
                                          --------------------------------------

                                            George R. Roberts